SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 8, 2015

CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)

Delaware	001-35770	27-3431051
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 877-1311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On Thursday, January 8, 2015, Contango ORE, Inc. (the “Company”) held its annual stockholders meeting.  The Company’s stockholders were asked to consider and vote upon the following proposals:

1.
To approve the transactions contemplated by (a) the Master Agreement between the Company and Royal Gold, Inc. (“Royal Gold”), (b) the Limited Liability Company Agreement of Peak Gold, LLC (the “Joint Venture Company”), between a wholly-owned subsidiary of the Company and a wholly-owned subsidiary of Royal Gold, and (c) all other documents contemplated by (a) and (b), which contemplate the contribution of the Company’s Tetlin property, constituting substantially all of the Company’s assets, to the Joint Venture Company.

2.             To elect three persons to serve as directors of the Company.

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2015.

4.	To conduct a non-binding advisory vote to approve the compensation of the Company’s executives.

Summarized below are final results of the matters voted on at the annual meeting.

Proposal	For	Against	Abstain	Broker Non-Votes
1 Approval of the transactions contemplated by (a) the Master Agreement between the Company and Royal Gold, Inc. Royal Gold”), (b) the Limited Liability Company Agreement of Peak Gold, LLC (the “Joint Venture Company”), between a wholly-owned subsidiary of the Company and a wholly-owned subsidiary of Royal Gold, and (c) all other documents contemplated by (a) and (b), which contemplate the contribution of the Company’s Tetlin property, constituting substantially all of the Company’s assets, to the Join Venture Company	2,869,328	544	1,373	478,730
2. Election of Directors
Brad Juneau	2,857,040	13,945	260	478,430
Joseph S. Compofelice	2,852,582	18,253	410	478,730
Joseph G. Greenberg	2,852,695	18,153	397	478,430
3. Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2015	3,349,318	73	542	42
4. Conduct a non-binding advisory vote to approve the compensation of the Company’s executives	2,819,038	11,221	40,986	478,730

The Company’s stockholders had also been asked to vote to approve an adjournment of the annual meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the annual meeting to approve the foregoing proposals (the “Adjournment Proposal”), but such adjournment was deemed unnecessary and no vote on the Adjournment Proposal was held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, Inc.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: January 8, 2015